Exhibit 10.84

                   Amendment No. 1 to Shareholders' Agreement

This Amendment No. 1 to the Shareholders' Agreement is made as of the [> ] day of February 2003 (as supplemented or modified from time to time, "this Agreement") by and among Scandinavian Energy Finance Limited, an Irish corporation (the "Company"), Endoray Investments, B.V. a Dutch company ("USE") which is a wholly owned subsidiary of US Energy Systems, Inc. ("USE Parent"), USE Parent, EIC Investments (Jersey) Limited, a Jersey company ("EIC") which is a wholly owned subsidiary of A&A EIC Electricity Investment Company, a Swiss corporation ("EIC Parent") and EIC Parent.

RECITALS

WHEREAS the parties hereto have previously entered into that certain Shareholders' Agreement dated as of March, 2002 (the "Shareholders' Agreement");

WHEREAS on or about March 11, 2002 the Company and certain entities associated with it entered into a transaction for the financing of the acquisition and development of certain district heating systems located in Sweden by Gigantissimo 2321 AB, a Swedish AB now known as Energisystem Sverige AB ("ESS") and its direct and indirect subsidiaries (the "Swedish Heating Project Transaction");

WHEREAS as part of such Swedish Heating Project Transaction, the Company, USE Parent, ESS, Gigantissimo 2323 AB ("ESS-2"), Jan Pettersson ("JP") and Narvarme Sverige AB ("NS"), entered into a Registration Rights and Adjustment Agreement dated as of March 11, 2002 (the "Adjustment Agreement") which, among other things, created a contingent obligation on the part of USE Parent to pay additional shares of USE Parent common stock to USE which would in turn remit payment to the Company, which would in turn remit payment to ESS, which would in turn remit payment to ESS-2 which would in turn remit payment to JP and NS. Pursuant to the terms of such contingent obligation, USE Parent is obligated to issue 38,166 additional common shares (27,261 shares to NS and 10,905 shares to JP) through the chain described above (the "Additional Sham Issuance");

WHEREAS USE is prepared to transfer 38,166 common shares of USE Parent to the Company which transfer shall be for no consideration and shall not be repayable and which may be distributed, subject to the Articles of Association of the Company, at the absolute discretion of the Board of Directors and that the payments and transfer shall not constitute a loan or other form of financial assistance and shall have no assistance and no interest earning capability and the payments and transfer referred to herein shall be credited directly to the reserves of the Company (being a reserve titled "Profit and Loss Reserve") or such similar description as may be agreed with the Company's auditors) and it shall not constitute either share capital or share premium as it is unrelated to any share issue;

WHEREAS the parties hereto now wish to amend the Shareholders' Agreement.


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

NOW THEREFORE in consideration of the foregoing the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Section 1.2(a) of the Shareholders' Agreement is hereby amended by deleting the word "five" and replacing it with the word "seven".

2. Section 1.2(b) of the Shareholders' Agreement is hereby amended by deleting the words "three" and "two" and replacing them with the words "four" and "three" respectively.

3. Section 1.2(c) of the Shareholders' Agreement is amended by deleting the existing section in its entirety and replacing it with the following section:

      "(c) Board of Directors.

      The Board of Directors of the Company as of the date of Amendment No. 1 will consist of the following persons:

      ----------------------------------------------------------------
      Name of Directors                        Designating Shareholder

      ----------------------------------------------------------------
      Goran Mornhed                                      USE
      ----------------------------------------------------------------
      Allen J. Rothman                                   USE
      ----------------------------------------------------------------
      David Godkin                                       USE
      ----------------------------------------------------------------
      Michael Ryan                                       USE
      ----------------------------------------------------------------
      Dominique Candrian                                 EIC
      ----------------------------------------------------------------
      Marcel Bruehwiler                                  EIC
      ----------------------------------------------------------------
      Derek Maltby                                       EIC
      ----------------------------------------------------------------

      Each of such persons shall hold office until such person's death, resignation or removal, or until such person's successor shall have been duly designated, where applicable and elected by the Shareholders."

4. Section 1.3, prefractory paragraph, of the Shareholders' Agreement is hereby amended by deleting the word "four" and replacing it with the word "six".

5. Section 1.4(a)(i) of the Shareholders' Agreement is hereby amended by deleting the word "four" and replacing it with the word "six".

6. Section 1.16 of the Shareholders' Agreement is hereby amended by adding the following phrase to the end definition of "Investments" contained in the third sentence:

            "but shall exclude any Profit and Loss Reserve".

7. The Shareholders' Agreement is hereby amended by deleting all references to "Goran Ernstson" and replacing them with "Kenneth Juhlin".

8. Except as amended hereby, the Shareholders' Agreement is hereby ratified and confirmed and, as so amended, remains in fill force and effect on the date hereof.


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

IN WITNESS WHEREOF the parties hereto have caused this Agreement to be executed as of the date first written above.

                                        ENDORAY INVESTMENTS, B.V.

                                        By: /s/ Goran Mornhed
                                           -------------------------------------
                                           Name:
                                           Title:


                                        U.S. ENERGY SYSTEMS, INC.

                                        By: /s/ Goran Mornhed
                                           -------------------------------------
                                           Name:  Goran Mornhed
                                           Title: President


                                        EIC INVESTMENTS (JERSEY)
                                        LIMITED

                                        By:_____________________________________
                                           Name:  Dominique Candrian
                                           Title: Director


                                        A & A EIC ELECTRICITY
                                        INVESTMENT COMPANY

                                        By:_____________________________________
                                           Name:  Dominique Candrian
                                           Title: C.E.O.


                                        PRESENT when the Common Seal
                                        of SCANDINAVIAN ENERGY
                                        FINANCE LIMITED was affixed
                                        hereto:

                                        __________________________________
                                        Director


                                        __________________________________
                                        Director/Secretary


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